UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

Nutrisystem, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28551	23-3012204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fort Washington Executive Center, 600 Office Center Drive, Fort Washington, Pennsylvania		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 706-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2018, Nutrisystem, Inc. (the "Company" or "Nutrisystem") issued a press release announcing its financial results for the quarter ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 30, 2018, Nutrisystem issued a press release announcing its financial results for the quarter ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

On October 30, 2018, Nutrisystem issued a press release announcing that its Board of Directors has authorized a new share repurchase program to replace its existing share repurchase program which was terminated on October 29, 2018. Pursuant to the new program the Company may repurchase up to $75 million of the Company’s outstanding common stock over a 24-month period commencing October 30, 2018. The share repurchases will be made in open market transactions at prevailing market prices. The timing, number and amount of any shares repurchased will be determined by Company management at its discretion and will be based on a number of factors, including its evaluation of general market and economic conditions, the trading price of the common stock, regulatory requirements, and compliance with the terms of the Company’s outstanding indebtedness. Nutrisystem expects to fund the new share repurchase program from cash on hand and available borrowings. The new stock repurchase program may be suspended or discontinued at any time without prior notice. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following press release is included as an exhibit to this report and is furnished under item 2.02.

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated October 30, 2018 announcing financial results for the quarter ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nutrisystem, Inc.

Date: October 30, 2018	By:	/s/ Michael P. Monahan
Name: Michael P. Monahan
Title: Chief Financial Officer